Exhibit 10.3

FIRST AMENDMENT TO SEVERANCE AGREEMENT

THIS FIRST AMENDMENT TO SEVERANCE AGREEMENT (this “Amendment”) is made and entered into as of February 25, 2016, between TREDEGAR CORPORATION, a Virginia corporation (the “Company”), and D. ANDREW EDWARDS (the “Executive”).

WHEREAS, the Company and the Executive entered into a Severance Agreement on June 25, 2015 (the “Severance Agreement”); and

WHEREAS, the Company and the Executive wish to amend the Severance Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment and the continuance of the mutual covenants and obligations set forth in the Severance Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

1. Term of Severance Agreement. Effective as of February 25, 2016, Section 1 of the Severance Agreement is hereby amended to read as follows:

1. Term of Agreement. The effective date of this Agreement is the date that the Executive commences employment with the Company (the “Effective Date”). The term of this Agreement begins on the Effective Date and ends on the earlier of (i) February 25, 2019 and (ii) the first anniversary of the date (after February 26, 2016) that John D. Gottwald is not the Chief Executive Officer of the Company.

2. No Other Changes. Except as set forth in the preceding Section 1, all terms, provisions and conditions of the Severance Agreement will remain in full force and effect.

3. Binding Effect. This Amendment will be binding on and inure to the benefit of, and be enforceable by or against the Company and its successors and the Executive (and the Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees).

4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Company and the Executive have executed this Amendment effective as of February 25, 2016.

TREDEGAR CORPORATION

By:	/s/ A. Brent King
A. Brent King, Vice President

Date:	February 25, 2016

D. ANDREW EDWARDS

/s/ D. Andrew Edwards

Date:	February 25, 2016